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                                                                    EXHIBIT 99.1

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
              PRO FORMA COMBINED BALANCE SHEET AS OF JUNE 30, 1999
                                 (IN THOUSANDS)


                                                                                                   Adjustments
                                                           -----------------------------------------------------------
                                                                          Mountaineer     Sale of Six   Repayment of
                                                                        and Fairgrounds  Southwestern    Park Plaza       Pro Forma
                                                          June 30, 1999   Mall Sales        Malls      Mortgage Debt   June 30, 1999
                                                           -------------------------------------------------------------------------
ASSETS
Investments in real estate
  Land                                                      $ 101,800       $ (3,984)     $ (38,069)                    $  59,747
  Buildings and improvements                                  482,717        (58,345)      (156,025)                      268,347
                                                              -------        -------        -------        -------        -------
                                                              584,517        (62,329)      (194,094)            --        328,094
  Less - Accumulated depreciation                            (105,632)        27,492          8,142                       (69,998)
                                                              -------        -------        -------        -------        -------
    Total investments in real estate                          478,885        (34,837)      (185,952)            --        258,096

Investment in joint venture                                     1,749                                                       1,749

Mortgage loans and notes receivable                             8,428                                                       8,428


Other assets
  Cash and cash equivalents - unrestricted                     19,912         18,147         83,047       $(51,151)        69,955
                            - restricted                       16,138                       (11,821)                        4,317
  Accounts receivable and prepayments                           8,872           (142)          (162)                        8,568
  Inventory                                                     2,513                                                       2,513
  Goodwill, net                                                43,852                                                      43,852
  Management and lease agreements, net                            706                                                         706
  Deferred charges and other, net                               5,986            (93)                                       5,893
  Unamortized debt issue costs                                  4,142            (97)        (2,048)          (607)         1,390
  Other                                                         6,641                                                       6,641
                                                              -------        -------       --------        -------        -------
    Total assets                                            $ 597,824       $(17,022)     $(116,936)      $(51,758)     $ 412,108
                                                              =======        =======       ========        =======        =======


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Mortgage loans                                            $ 294,148       $ (3,619)     $(115,225)      $(46,151)     $ 129,153
  Notes payable                                                12,308        (12,181)                                         127
  Senior notes                                                 12,538                                                      12,538
  Bank loans                                                   22,650                                                      22,650
  Accounts payable and accrued liabilities                     35,519         (1,222)        (1,711)                       32,586
  Deferred obligations                                         10,591                                                      10,591
  Deferred capital gains and other                              2,285                                                       2,285
     deferred income
                                                              -------        -------        -------        -------        -------
    Total liabilities                                         390,039        (17,022)      (116,936)       (46,151)       209,930
                                                              -------        -------        -------        -------        -------

Minority interest                                                 460                                                         460

Shareholders' equity
  Preferred shares of beneficial interest,
    $25 liquidation preference,
    2,300,000 shares authorized and
    1,349,000 outstanding                                      31,737                                                       31,737
  Shares of beneficial interest, $1 par,
    unlimited authorization, outstanding                       43,943                                                       43,943
  Paid-in capital                                             133,631                                        (5,607)       128,024
  Foreign currency translation adjustment                      (1,986)                                                      (1,986)
                                                              -------        -------        -------         -------        -------
    Total shareholders' equity                                207,325             --             --          (5,607)       201,718
                                                              -------        -------        -------         -------        -------
                                                            $ 597,824       $(17,022)     $(116,936)       $(51,758)     $ 412,108
                                                              =======        =======        =======         =======        =======

        The accompanying notes are an integral part of these statements.